Franklin Credit Management Corporation 10-12G

Exhibit 99.3

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF NEW JERSEY

Caption in compliance with D.N.J. LBR 9004-2(c)

McCARTER & ENGLISH, LLP

Lisa S. Bonsall

Scott H. Bernstein

Four Gateway Center

100 Mulberry Street

Newark, New Jersey 07102

Telephone: (973) 622-4444

Facsimile: (973) 624-7070

Counsel for Debtor and Debtor-in-Possession

In re: FRANKLIN CREDIT HOLDING CORPORATION, Debtor.	Chapter 11 Case No. 12-24411 (DHS)

FINDINGS OF FACT, CONCLUSIONS OF LAW

AND ORDER (I) APPROVING THE DEBTOR’S (A) DISCLOSURE

STATEMENT PURSUANT TO SECTIONS 1125 AND 1126(b)

OF THE BANKRUPTCY CODE, (B) SOLICITATION OF VOTES

AND VOTING PROCEDURES AND (C) FORMS OF BALLOTS AND

(II) CONFIRMING THE FIRST AMENDED PREPACKAGED PLAN OF REORGANIZATION OF
FRANKLIN CREDIT HOLDING CORPORATION

The relief set forth on the pages, numbered two (2) through forty-two (42) is hereby ORDERED.

July 18, 2012	/s/ D. Steckroth
USBJ

Page #:	2
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

Upon the Plan Proponents’ Motion for (I) an Order (A) Scheduling a Combined Hearing on Adequacy of the Disclosure Statement, Adequacy of the Solicitation Procedures and Confirmation of the Prepackaged Plan, (B) Establishing Procedures for Objecting to the Disclosure Statement and the Prepackaged Plan, (C) Approving Form and Manner of Notice of Combined Hearing and (D) Waiving Requirement for Meetings of Creditors or Equity Security Holders, and (II) an Order (A) Approving Prepetition Solicitation Procedures, (B) Approving Adequacy of Disclosure Statement and (C) Confirming the Prepackaged Plan [Docket No. 3] (the “Motion”) of Franklin Credit Holding Corporation (the “Debtor”), the debtor-in-possession in the above-captioned chapter 11 case (the “Chapter 11 Case”), for entry of an of (i) an order (a) scheduling a combined hearing (the “Combined Hearing”) on the adequacy of the Disclosure Statement Soliciting Acceptances of Prepackaged Plan of Reorganization of Franklin Credit Holding Corporation [Docket No. 2] (the “Disclosure Statement”), approval of the solicitation procedures utilized in connection with the Debtor’s solicitation of votes to accept or reject the Prepackaged Plan (the “Solicitation Procedures”), and confirmation of the First Amended Prepackaged Plan of Reorganization of Franklin Credit Holding Corporation [Docket No. 38] (including the exhibits thereto and as amended hereby, the “Prepackaged Plan”),1 (b) approving the procedures for objecting to the adequacy of the Disclosure Statement, approval of the Solicitation Procedures, and confirmation of the Prepackaged Plan, (c) approving the form and manner of the Combined Notice (defined below), and (d) waiving the requirement for meetings of creditors or equity security holders; and (ii) an order (the “Confirmation Order”) (a) approving the Solicitation Procedures, (b) approving the adequacy of the Disclosure Statement, and (c) confirming the Prepackaged Plan; and upon the Order, dated June 11, 2012,

1	Defined terms used herein, but not defined herein, shall have the meanings ascribed in the Prepackaged Plan. The rules of construction in section 102 of the Bankruptcy Code shall apply to this Confirmation Order.

Page #:	3
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

granting, in part, the Motion [Docket No. 19] (the “Scheduling Order”); and the Court having considered the Debtor’s Memorandum of Law in Support of its Request for an Order Confirming the First Amended Prepackaged Plan of Reorganization of Franklin Credit Holding Corporation [Docket No. ___] (the “Confirmation Brief”), the Certification of Lisa S. Bonsall With Respect to Solicitation and Tabulation of Votes on the Prepackaged Plan of Reorganization of Franklin Credit Holding Corporation [Docket No. 10], the Supplemental Certification of Lisa S. Bonsall with Respect to Solicitation and Tabulation of Votes on the First Amended Prepackaged Plan of Reorganization of Franklin Credit Holding Corporation [Docket No. 56], and the Certification of Lisa S. Bonsall Transmitting the Ballots Voted to Accept the Prepackaged Plan of Reorganization of Franklin Credit Holding Corporation [Docket No. 63] (collectively, the “Bonsall Certification”), the Certification of Thomas J. Axon in Support of Confirmation of First Amended Prepackaged Plan of Reorganization of Franklin Credit Holding Corporation [Docket No. __] (the “Supporting Certification”), and the Statements of Support of Confirmation of First Amended Prepackaged Plan of Reorganization [Docket Nos. 50, 52, 57, 58, 59, 60, 61, 62, 64, 65, 66, 68, 69, 70, and 71]; and the Court having held the Combined Hearing on July 18, 2012 to consider confirmation of the Prepackaged Plan, approval of the adequacy of information in the Disclosure Statement, and approval of the Solicitation Procedures; and the Court having admitted into the record and considered evidence at the Combined Hearing; and the Court having taken judicial notice of the contents of the docket of the Chapter 11 Case maintained by the Clerk of Court, including all pleadings and other documents filed and orders entered thereon; and after due deliberation thereon, adequate notice and good and sufficient cause appearing therefor, it is hereby

Page #:	4
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

ADJUDGED, DECREED AND ORDERED THAT:

FINDINGS OF FACT AND CONCLUSIONS OF LAW

A.	Jurisdiction, Venue and Other Matters.

1.                  Findings of Fact and Conclusions of Law. The findings and conclusions set forth herein and in the record of the Combined Hearing constitute the Court’s findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure, as made applicable herein by Rules 7052 and 9014 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”). To the extent any of the following findings of fact constitute conclusions of law, they are adopted as such. To the extent any of the following conclusions of law constitute findings of fact, they are adopted as such.

2.                  Jurisdiction, Venue, Core Proceeding (28 U.S.C. S§ 157(b)(2) and 1334(a)). The Court has jurisdiction over the Chapter 11 Case pursuant to 28 U.S.C. § 1334(a). Approval of the adequacy of information in the Disclosure Statement, approval of the Solicitation Procedures and confirmation of the Prepackaged Plan are core proceedings pursuant to 28 U.S.C. § 157(b)(2)(A), (L) and (O), and the Court has jurisdiction to enter a final order with respect thereto. The Debtor is an eligible debtor under section 109 of the Bankruptcy Code. Venue is proper before the Court pursuant to 28 U.S.C. §§ 1408 and 1409. The Debtor and Franklin Credit Management Corporation (“FCMC”) are proper plan proponents under section 1121(a) of the Bankruptcy Code.

3.            Chapter 11 Petition. On June 4, 2012 (the “Petition Date”), the Debtor commenced a voluntary case under chapter 11 of the Bankruptcy Code by filing a Voluntary Petition in the Court. The Debtor is authorized to continue to operate its business and manage its properties as a debtor-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. No trustee or examiner has been appointed pursuant to section 1104 of the Bankruptcy Code. No statutory committee of unsecured creditors has been appointed pursuant to section 1102 of the Bankruptcy Code.

Page #:	5
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

4.                                      Judicial Notice. The Court takes judicial notice of the docket of the Chapter 11 Case maintained by the Clerk of the Court, including all pleadings and other documents filed, all orders entered, and all evidence and arguments made, proffered, or adduced at the hearings held before the Court during the pendency of the Chapter 11 Case.

5.                                      Burden of Proof. The Debtor and FCMC, as the proponents of the Prepackaged Plan, have the burden of proving the elements of subsections (a) and (b) of section 1129 of the Bankruptcy Code by a preponderance of the evidence, which is the applicable evidentiary standard. The Debtor and FCMC have met such burden.

6.                                      Transmittal of the Solicitation Packages. The Debtor, through its voting agent Lisa S. Bonsall, Esq., caused the Solicitation Packages (as defined in the Motion) to be served and distributed as required by sections 1125 and 1126 of the Bankruptcy Code, Bankruptcy Rules 3017 and 3018, and all other applicable rules, laws and regulations applicable to such solicitations.

7.                                      The Prepackaged Plan and the Disclosure Statement were transmitted to all Holders of Impaired Claims entitled to vote on the Prepackaged Plan. The Disclosure Statement, the Prepackaged Plan and the Ballots were transmitted and served in compliance with the applicable provisions of the Bankruptcy Code, the Bankruptcy Rules, including Bankruptcy Rule 3017(d), the District of New Jersey Local Bankruptcy Rules (the “Local Bankruptcy Rules”), and all other applicable rules, laws and regulations. Such transmittal and service was adequate and sufficient under the circumstances and no other or further notice is or shall be required to Holders of Impaired Claims entitled to vote to accept or reject the Prepackaged Plan.

Page #:	6
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

8.                                      Mailing of the Combined Notice. On June 11, 2012, June 13, 2012 and June 14, 2012, the Debtor caused the Summary of Prepackaged Plan and Notice of (i) Commencement of Chapter 11 Case and (ii) Combined Hearing on Adequacy of Disclosure Statement, Adequacy of Solicitation Procedures, and Confirmation of Prepackaged Plan (the “Combined Notice”) to be mailed to all of the Debtor’s known Holders of Claims, Interests, and Options. See Certificates of Service [Docket Nos. 23, 25 and 34].

9.                                      The Debtor has given proper, adequate and sufficient notice of the Combined Hearing as required by the Scheduling Order and Bankruptcy Rules 3017 and 3020. Due, adequate and sufficient notice of the Combined Hearing on approval of the adequacy of information contained in the Disclosure Statement, confirmation of the Prepackaged Plan, and approval of the Solicitation Procedures, along with deadlines for filing objections to the Disclosure Statement, the Prepackaged Plan, and the Solicitation Procedures have been given to all known Holders of Claims, Interests, and Options in accordance with the procedures set forth in the Scheduling Order. Notice of the Combined Hearing was adequate and no other or further notice is or shall be required to Holders of Claims, Interests, and Options.

Page #:	7
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

10.                                Objections to the Relief Sought at the Combined Hearing. All objections and reservation of rights that have not been withdrawn, waived, or settled, pertaining to confirmation of the Prepackaged Plan, approval of the adequacy of information contained in the Disclosure Statement, and/or approval of the Solicitation Procedures are hereby overruled on the merits.

11.                                 Adequacy of the Disclosure Statement. The Disclosure Statement (a) contains adequate information within the meaning of, and for all purposes under, sections 1125 and 1126(b) of the Bankruptcy Code, and complies with any additional requirements of the Bankruptcy Code and the Bankruptcy Rules, (b) contains adequate information of a kind generally consistent with the disclosure requirements of applicable nonbankruptcy law, including the Securities Act of 1933 (as amended, and including the rules and regulations promulgated thereunder, the “Securities Act”), and (c) is approved in all respects. Specifically, but without limitation, the Disclosure Statement complies with the requirements of Bankruptcy Rule 3016(c) by sufficiently describing in specific and conspicuous bold and capitalized language the provisions of the Prepackaged Plan that provide for a limited release, exculpation and injunction against conduct not otherwise enjoined under the Bankruptcy Code and sufficiently identifies the persons and entities that are subject to the limited release, exculpation and injunction.

12.                               Tabulation Results. Votes on the Prepackaged Plan were solicited after disclosure of “adequate information” as defined in section 1125 of the Bankruptcy Code. As evidenced by the Bonsall Certification, Classes 3(a), 3(b) and 4, all voting Classes for which votes were received, have accepted the Prepackaged Plan in accordance with section 1126 of the Bankruptcy Code. Votes to accept or reject the Prepackaged Plan have been solicited and tabulated fairly, in good faith, and in a manner consistent with the Bankruptcy Code, the Bankruptcy Rules, and the Local Bankruptcy Rules.

Page #:	8
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

13.              Solicitation. Section 1126(b) of the Bankruptcy Code applies to the solicitation of acceptances and rejections of the Prepackaged Plan prior to the commencement of the Chapter 11 Case. The solicitation and acceptances of the Prepackaged Plan was exempt from the registration requirements of the Securities Act and applicable state and local securities laws, and no other non-bankruptcy law applies to the solicitation. Votes for acceptance or rejection of the Prepackaged Plan were solicited in good faith and in compliance with sections 1125 and 1126 of the Bankruptcy Code, Bankruptcy Rules 3017 and 3018, and all other applicable provisions of the Bankruptcy Code, the Bankruptcy Rules, and the Local Bankruptcy Rules.

14.              In particular, the solicitation of votes to accept or reject the Prepackaged Plan satisfies Bankruptcy Rule 3018. The Prepackaged Plan of Reorganization of Franklin Credit Holding Corporation [Docket No. 2] (the “Original Plan”) and the Disclosure Statement were transmitted to all creditors entitled to vote on the Prepackaged Plan and sufficient time was prescribed for such creditors to accept or reject the Prepackaged Plan. The solicitation materials and solicitation procedures comply with section 1126 of the Bankruptcy Code, thereby satisfying the requirements of Bankruptcy Rule 3018.

15.              The Debtor’s procedures for transmitting the Disclosure Statement (including the Prepackaged Plan annexed thereto as an exhibit), the Ballots, and the voting instructions are adequate and comply with the requirements of subsections (d) and (e) of Bankruptcy Rule 3017, and all other applicable provisions of the Bankruptcy Code, the Bankruptcy Rules, and the Local Bankruptcy Rules.

Page #:	9
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

16.              The forms of Ballots were adequate and appropriate and complied with Bankruptcy Rule 3018(c). The forms of Ballots were sufficiently consistent with Official Form No. 14 and adequately address the particular needs of the Chapter 11 Case and were appropriate for Holders of Claims in Classes 3(a) (Allowed Secured Claim of The Huntington National Bank), 3(b) (Allowed Secured Claim of Huntington Finance LLC), and Class 4 (Allowed General Unsecured Claims), which are the only Classes entitled to vote to accept or reject the Prepackaged Plan. The Debtor was not required to solicit votes from Holders of Claims in Class 1 (Allowed Priority Non-Tax Claims), and Class 2 (Allowed Secured Claims of the Legacy Lenders) as the Claims in each of these Classes are Unimpaired under the Prepackaged Plan. The Debtor also was not required to solicit votes from Holders of Allowed Interests (Class 5) and Allowed Options (Class 6) as such Classes are deemed to reject the Prepackaged Plan.

17.              The initial establishment of a voting deadline of June 1, 2012 at 5:00 p.m. (prevailing Eastern Time) for the voting Classes is reasonable under Bankruptcy Rule 3018(b) and does not prescribe an unreasonably short time for Holders of Impaired Claims to vote to accept or reject the Prepackaged Plan. The subsequent establishment of an extended voting deadline of July 16, 2012 at 5:00 p.m. (prevailing Eastern Time) for Franklin Credit Management Corporation was appropriate under the circumstances.

18.              Due, adequate and sufficient notice of the Disclosure Statement, the Prepackaged Plan, and the Combined Hearing, along with the deadlines for voting on the Prepackaged Plan, have been given to all known Holders of Impaired Claims entitled to vote on the Prepackaged Plan. No other or further notice is or shall be required to Holders of Impaired Claims entitled to vote on the Prepackaged Plan.

Page #:	10
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

19.              Plan Modifications (11 U.S.C. § 1127)). Any and all modifications to the Prepackaged Plan set forth herein (the “Plan Modifications”) constitute technical or non-material changes that do not materially adversely affect or change the treatment of any Claims, Interests, or Options and do not modify the Prepackaged Plan, so that the Prepackaged Plan, as modified, fails to meet the requirements of the Bankruptcy Code, including without limitation sections 1122, 1123, 1125 and 1127 of the Bankruptcy Code. Because the Plan Modifications are technical or non-material changes that do not materially adversely affect the treatment of any Claims, Interests, or Options, the Plan Modifications do not require additional disclosure under section 1125 of the Bankruptcy Code or the further solicitation of votes under section 1126 of the Bankruptcy Code. Pursuant to section 1127(d) of the Bankruptcy Code and Bankruptcy Rule 3019, all Holders of Claims who voted to accept the Prepackaged Plan and who are conclusively presumed to have accepted the Prepackaged Plan are deemed to have accepted the Prepackaged Plan as modified by the Plan Modifications. No Holder of a Claim shall be permitted to change its vote as a consequence of the Plan Modifications. The Plan Modifications are as follows:

a.	Section 2.3(w) is replaced with the following:
“Claims Objection Deadline” means, unless extended by a Final Order, the last day for Filing an objection with respect to any Claim, other than an Administrative Claim or a Rejection Claim, is the two hundred and fortieth (240) calendar day after the Effective Date.

Page #:	11
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

b.	Section 2.3 (ii) is replaced with the following:
“Distribution Record Date” means the record date for purpose of determining which Holders of Allowed Interests are entitled to receive Distributions under this Plan on account of such Allowed Interests, which date shall be the date on which the Confirmation Order becomes a Final Order.
c.	Section 2.3(kk) is replaced with the following:
“Effective Date” means the first Business Day, or as soon thereafter as reasonably practicable, on which all conditions specified in section 8.2 hereof have been satisfied or, if capable of being waived, have been waived in accordance with section 8.3 hereof.

20.              Bankruptcy Rule 3016(a). The Prepackaged Plan reflects the date it was filed with the Court and identifies the entities submitting it as proponents of the Prepackaged Plan, thereby satisfying Bankruptcy Rule 3016(a). The filing of the Disclosure Statement with the Clerk of Court simultaneously with the Prepackaged Plan satisfied Bankruptcy Rule 3016(b).

B.	Prepackaged Plan Compliance with Bankruptcy Code (11 U.S.C. § 1129(a)(1))

21.              The Prepackaged Plan satisfies section 1129(a)(1) of the Bankruptcy Code because it complies with the applicable provisions of the Bankruptcy Code, including, but not limited to:

(a)                Proper Classification (11 U.S.C. §§ 1122. 1123(a)(1)). Article III of the Prepackaged Plan classifies seven (7) Classes of Claims, Interests, and Options. The Claims, Interests, and Options placed in each Class are substantially similar to other Claims, Interests, and Options, as the case may be, in each such Class. Valid factual and legal reasons exist for separately classifying the various Classes of Claims, Interests, and Options created under the Prepackaged Plan, and such classifications does not unfairly discriminate between Holders of Claims, Interests, and Options. The Prepackaged Plan therefore satisfies sections 1122 and 1123(a)(1) of the Bankruptcy Code.

Page #:	12
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

(b)                Specified Treatment of Unimpaired Classes (11 U.S.C. § 1123(a)(2)). Article III of the Prepackaged Plan specifies that Class 1 (Allowed Priority Non-Tax Claims) and Class 2 (Allowed Secured Claims of the Legacy Lenders) are unimpaired under the Prepackaged Plan within the meaning of section 1124 of the Bankruptcy Code, thereby satisfying section 1123(a)(2) of the Bankruptcy Code.

(c)                Specified Treatment of Impaired Classes (11 U.S.C. § 1123(a)(3)). Article III of the Prepackaged Plan designates Class 3(a) (Allowed Secured Claim of The Huntington National Bank), Class 3(b) (Allowed Secured Claim of Huntington Finance LLC), Class 4 (Allowed General Unsecured Claims), Class 5 (Allowed Interests) and Class 6 (Allowed Options) as impaired within the meaning of section 1124 of the Bankruptcy Code and specifies the treatment of the Claims, Interests, and Options in those Classes, thereby satisfying section 1123(a)(3) of the Bankruptcy Code.

(d)                No Discrimination (11 U.S.C. § 1123(a)(4)). The Prepackaged Plan provides for the same treatment by the Debtor for each Claim, Interest, or Option in each respective Class, unless the Holder of a particular Claim, Interest, or Option has agreed to a less favorable treatment of such Claim, Interest or Option, thereby satisfying section 1123(a)(4) of the Bankruptcy Code.

Page #:	13
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

(e)                 Implementation of the Prepackaged Plan (11 U.S.C. § 1123(a)(5)). The Prepackaged Plan (together with the Liquidation Manager Agreement, the Promissory Note, and the Guaranty) provide adequate and proper means for the implementation of the Prepackaged Plan, thereby satisfying section 1123(a)(5) of the Bankruptcy Code, including, without limitation proper means for the: (i) liquidation and disposal of the Assets including the sale of the FCMC Stock pursuant to section 1123(b)(4) of the Bankruptcy Code (Article V); (ii) rejection of executory contracts and unexpired non-residential leases pursuant to sections 1123(b)(2) and 356 of the Bankruptcy Code (Article VI); (iii) resolution of disputed, contingent and unliquidated Claims (Article VII); (iv) Distributions under the Prepackaged Plan from the proceeds of the sale of the FCMC Stock and other Assets (Article VII); (v) settlement and retention of Causes of Action pursuant to section 1123(b)(3) of the Bankruptcy Code and Bankruptcy Rule 9019 (Articles IX and X); and (vi) continuing jurisdiction over matters arising out of or related to the Chapter 11 Case and the Prepackaged Plan (Article XI). Accordingly, the Prepackaged Plan satisfies section 1123(a)(5) of the Bankruptcy Code.

(f)                 Non-Voting Equity Securities/Allocation of Voting Power (11 U.S.C. § 1123(a)(6)). Pursuant to and in accordance with Articles III and V of the Prepackaged Plan, on the Effective Date, all Allowed Interests in the Debtor shall be indefeasibly extinguished and cancelled and the Liquidation Manager shall be deemed authorized and approved to take all corporate action without the requirement of further action by the Holders of Allowed Interests or the directors and officers of the Debtor. The Liquidation Manager shall have no power to issue equity securities. Thus, the requirements of section 1123(a)(6) of the Bankruptcy Code are satisfied by the Prepackaged Plan.

Page #:	14
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

(g)                 Selection of the Initial Liquidation Manager (11 U.S.C. § 1123(a)(7)). The identity of the Liquidation Manager has been disclosed by the Debtor, which filed a notice [Docket No. 48] on the docket of the Chapter 11 Case. The provisions of Article 5 of the Prepackaged Plan and the Liquidation Manager Agreement regarding the manner of the selection of the Liquidation Manager, who will exercise sole authority over the Liquidation Manager after the Effective Date, are consistent with the interests of Creditors, Interest Holders, and public policy, thereby satisfying the requirements of section 1123(a)(7) of the Bankruptcy Code.

(h)                 Future Income of an Individual Debtor (11 U.S.C. § 1123(a)(8)). Section 1123(a)(8) of the Bankruptcy Code is not applicable to the Prepackaged Plan because the Debtor is a corporation.

(i)                 Impairment/Unimpairment of Classes of Claims, Interests, and Options (11 U.S.C. § 1123(b)(1)). In accordance with section 1123(b)(1) of the Bankruptcy Code, Article III of the Prepackaged Plan provides that (a) Class 3(a) (Allowed Secured Claim of The Huntington National Bank), Class 3(b) (Allowed Secured Claim of Huntington Finance LLC), Class 4 (Allowed General Unsecured Claims), Class 5 (Allowed Interests) and Class 6 (Allowed Options) are impaired within the meaning of section 1124 of the Bankruptcy Code, and (b) Class 1 (Allowed Priority Non-Tax Claims) and Class 2 (Allowed Secured Claims of the Legacy Lenders) are unimpaired within the meaning of section 1124 of the Bankruptcy Code.

Page #:	15
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

(j)                 Rejection of Executory Contracts and Unexpired Nonresidential Leases (11 U.S.C. § 1123(b)(2)). In accordance with section 1123(b)(2) of the Bankruptcy Code, Article VI of the Prepackaged Plan governs the assumption and rejection of executory contracts and unexpired leases and meets the requirements of section 365(b) of the Bankruptcy Code. There have been no objections to the Debtor’s rejection of executory contracts pursuant to Article VI of the Prepackaged Plan.

(k)                 Retention of Causes of Action Held by the Debtor (11 U.S.C. § 1123(b)(3)). In accordance with section 1123(b)(3) of the Bankruptcy Code, section 9.3 of the Prepackaged Plan provides that on the Effective Date, the Causes of Action identified on Exhibit 3 to the Prepackaged Plan shall be maintained by the Liquidation Manager.

(l)                Sale of Substantially All of the Assets of the Debtor (11 U.S.C. § 1123(b)(4)). In accordance with section 1123(b)(4) of the Bankruptcy Code, section 5.1 of the Prepackaged Plan provides for the equivalent of a sale of the FCMC Stock (which is substantially all of the assets of the Debtor) when providing for the transfer of the FCMC Stock to the Holders of Allowed Interests.

(m)                Modification of the Rights of Holders of Claims. In accordance with section 1123(b)(5) of the Bankruptcy Code, Article III of the Prepackaged Plan modifies or leaves unaffected, as the case may be, the rights of Holders of each Class of Claims.

(n)                Other Provisions Not Inconsistent with Applicable Provisions of the Bankruptcy Code (11 U.S.C. § 1123(b)(6)). In accordance with section 1123(b)(6) of the Bankruptcy Code, the Prepackaged Plan includes appropriate provisions that are not inconsistent with applicable provisions of the Bankruptcy Code. The limited release, exculpation and injunction set forth in Article X of the Prepackaged Plan are appropriate provisions that are not inconsistent with applicable provisions of the Bankruptcy Code. The limited release, exculpation and injunction set forth in Article X of the Prepackaged Plan hereby are approved as fair, equitable, reasonable and in the best interests of the Debtor and its Estate.

Page #:	16
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

22.              The Plan Proponents’ Compliance with the Bankruptcy Code (11 U.S.C. § 1129(a)(2)). The Debtor and FCMC, as the Plan Proponents, have complied with the applicable provisions of the Bankruptcy Code, thereby satisfying section 1129(a)(2) of the Bankruptcy Code. Specifically, inter alia:

(a)             The Debtor is an eligible debtor under section 109 of the Bankruptcy Code;

(b)             The Debtor and FCMC are proper Plan Proponents pursuant to section 1121(a) of the Bankruptcy Code;

(c)             The Plan Proponents have complied with applicable provisions of the Bankruptcy Code; and

(d)             The Debtor has complied with the applicable provisions of the Bankruptcy Code, including sections 1125 and 1126(b), the Bankruptcy Rules, the Local Bankruptcy Rules, and the Scheduling Order in transmitting the Solicitation Packages and related documents and notices and in soliciting and tabulating the votes on the Prepackaged Plan.

23.                                         Prepackaged Plan Proposed in Good Faith (11 U.S.C. § 1129(a)(3)). The Debtor and FCMC have proposed the Prepackaged Plan in good faith and not by any means forbidden by law, thereby satisfying the requirements of section 1129(a)(3) of the Bankruptcy Code. The Plan Proponents’ good faith is evident from the facts and records of the Chapter 11 Case, the Disclosure Statement and the hearing thereon, and the record of the Combined Hearing and other proceedings held in the Chapter 11 Case. The Prepackaged Plan was proposed with the legitimate and honest purpose of maximizing the value of the Debtor’s Estate and recovery to Creditors and Interest Holders as well as effectuating a successful reorganization of the Debtor. The administrative agents for the Debtors’ secured credit facilities support confirmation of the Prepackaged Plan. Further, the Prepackaged Plan’s classification, exculpation, limited release, and injunction provisions have been negotiated in good faith and at arm’s-length, are consistent with sections 105, 1122, 1123(b)(3)(A), 1123(b)(5), 1123(b)(6), 1129, and 1142 of the Bankruptcy Code, and is each necessary for the Debtor’s successful reorganization.

Page #:	17
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

24.                                      Payment for Services or Costs and Expenses (11 U.S.C. § 1129(a)(4)). Any payment made or to be made by the Debtor for services or for costs and expenses of the Debtor’s retained professionals in connection with the Chapter 11 Case has been approved by, or is subject to the approval of, the Court as reasonable, thereby satisfying section 1129(a)(4) of the Bankruptcy Code. Article IV of the Prepackaged Plan provides for the payment of only Allowed Administrative Claims. Pursuant to Article II (vvv), professionals holding Professional Fee Claims are required to file their final fee applications on or before the date that is ten (10) days after the Effective Date. The final fee applications remain subject to Court approval under the standards established by the Bankruptcy Code, including the requirements of sections 327, 328, 330, and 331 of the Bankruptcy Code, as applicable. Finally, Article XI of the Prepackaged Plan provides that the Court will retain jurisdiction after the Effective Date to hear and determine all applications for allowance of compensation or reimbursement of expenses authorized pursuant to the Bankruptcy Code or the Prepackaged Plan, including requests by Professionals for payment of Professional Fees incurred prior to the Effective Date. Accordingly, the Prepackaged Plan fully complies with section 1129(a)(4) of the Bankruptcy Code.

Page #:	18
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

25.                                      Disclosure of Identity of the Proposed Liquidation Manager, Compensation of the Insider and Consistency of Employment of the Proposed Liquidation Manager with the Interests of Creditors, Interest Holders, and Public Policy (11 U.S.C. § 1129(a)(5)). The Debtor has complied with section 1129(a)(5) of the Bankruptcy Code because it has disclosed the identity and affiliation of the individual proposed to serve, after confirmation of the Prepackaged Plan and the occurrence of the Effective Date, as the initial Liquidation Manager. The service of Kevin Gildea (who has agreed to serve without compensation) as the initial Liquidation Manager is consistent with the best interests of Creditors, Interest Holders, and public policy. The Debtor has disclosed that there are no current insiders that will be employed or retained by the Debtor after the Effective Date other than Kevin Gildea (who is the Executive Vice President, Legal Officer and Secretary of the Debtor and Franklin Credit Management Corporation) who will serve as the Liquidation Manager. The Debtor has disclosed that Kevin Gildea will serve without compensation and the Debtor has disclosed the powers of the Liquidation Manager. Accordingly, the requirements of section 1129(a)(5) of the Bankruptcy Code are satisfied.

26.                  Approval of Rate Changes (11 U.S.C. § 1129(a)(6)). The Prepackaged Plan does not contain any rate changes subject to the jurisdiction of any governmental regulatory commission and does not require approval by any governmental regulator. Therefore, section 1129(a)(6) of the Bankruptcy Code is inapplicable to the Prepackaged Plan.

Page #:	19
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

27.                  Best Interests of Creditors, Interest Holders, and Option Holders (11 U.S.C. § 1129(a)(7)). The Prepackaged Plan satisfies section 1129(a)(7) of the Bankruptcy Code because it provides value, as of the Effective Date, which is not less than that which would be recovered by Creditors, Interest Holders, and Option Holders in a liquidation of the Debtor in a proceeding under chapter 7 of the Bankruptcy Code. In a liquidation under chapter 7 of the Bankruptcy Code, Creditors, Interest Holders, and Option Holders would receive distributions based on the liquidation of the Assets of the Debtor in accordance with the priority scheme of the Bankruptcy Code. The Assets that would be liquidated under chapter 7 of the Bankruptcy Code are the same Assets that would be liquidated under the Prepackaged Plan. However, the net proceeds of liquidation of the Assets would be reduced in a proceeding under chapter 7 of the Bankruptcy Code by the statutory commission of a chapter 7 trustee and the costs and expenses incurred by his or her legal and accounting professionals as they become familiar with the Assets. Moreover, a liquidation under chapter 7 of the Bankruptcy Code would result in a delay in distributions to stake holders. When the cost of liquidation under chapter 7 of the Bankruptcy Code is considered, as well the time delay in receiving distributions, the Court finds that stakeholders would receive smaller, if not substantially smaller, distributions in a liquidation under chapter 7 of the Bankruptcy Code than under the Prepackaged Plan.

Page #:	20
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

28.                  Acceptance of the Prepackaged Plan by Certain Classes (11 U.S.C. § 1129(a)(8)). Class 1 (Allowed Priority Non-Tax Claims) and Class 2 (Allowed Secured Claims of Legacy Lenders) are Classes of Unimpaired Claims that are conclusively presumed to have accepted the Prepackaged Plan in accordance with section 1126(f) of the Bankruptcy Code. Class 3(a) (Allowed Secured Claim of The Huntington National Bank), Class 3(b) (Allowed Secured Claim of Huntington Finance LLC) and Class 4 have voted to accept the Prepackaged Plan in accordance with sections 1126(b) and (c) of the Bankruptcy Code. No Classes voted against the Prepackaged Plan; however Class 5 (Allowed Interests) and Class 6 (Allowed Options) (collectively, the “Deemed Rejecting Classes”) are Impaired by the Prepackaged Plan and are deemed to have rejected the Prepackaged Plan because their votes were not solicited to accept or reject the Prepackaged Plan. Although section 1129(a)(8) of the Bankruptcy Code has not been satisfied with respect to the Deemed Rejecting Classes, the Prepackaged Plan is confirmable because the Prepackaged Plan does not discriminate unfairly and is fair and equitable with respect to the Deemed Rejecting Classes and thus satisfies section 1129(b)(1) of the Bankruptcy Code with respect to such Classes.

29.                   Treatment of Claims Entitled to Priority Pursuant to Section 507(a) of the Bankruptcy Code (11 U.S.C. § 1129(a)(9)). The treatment of Allowed Administrative Claims pursuant to section 4.1 of the Prepackaged Plan satisfies the requirements of section 1129(a)(9)(A) of the Bankruptcy Code. The treatment of Priority Non-Tax Claims pursuant to Article III of the Prepackaged Plan satisfies the requirements of section 1129(a)(9)(B) of the Bankruptcy Code, and the treatment of Priority Tax Claims pursuant to Section 4.2 of the Prepackaged Plan satisfies the requirements of section 1129(a)(9)(C) of the Bankruptcy Code.

Page #:	21
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

30.                     Acceptance of the Prepackaged Plan by at least one Impaired Class Without Counting the Votes of Insiders (11 U.S.C. § 1129(a)(10)). Class 3(a) (Allowed Secured Claim of the Huntington National Bank) and Class 3(b) (Allowed Secured Claim of Huntington Finance LLC) are Impaired Classes under the Prepackaged Plan, and the Holders of Claims in Class 3(a) and Class 3(b) voted to accept the Prepackaged Plan by the requisite majorities. As such, without including any acceptance of the Prepackaged Plan by any insider, there is at least one Class of Impaired Claims that has voted to accept the Prepackaged Plan. Thus, the Prepackaged Plan satisfies the requirements of section 1129(a)(10) of the Bankruptcy Code.

31.                                     Feasibility of the Prepackaged Plan (11 U.S.C. § 1129(a)(11)). The evidence submitted regarding feasibility through the Disclosure Statement, the Supporting Certification and the evidence proffered or adduced at or prior to the Combined Hearing (a) is persuasive and credible, (b) has not been controverted by other evidence, and (c) establishes that the Prepackaged Plan is not likely to be followed by the liquidation or the need for further financial reorganization of the Debtor other than the liquidation provided for in the Prepackaged Plan, thereby satisfying the requirements of section 1129(a)(11) of the Bankruptcy Code.

32.                     Payment of Bankruptcy Fees (11 U.S.C. § 1129(a)(12)). As provided in Section 12.4 of the Prepackaged Plan, all fees payable pursuant to section 1930 of Title 28 of the United States Code and section 3171 of Title 31 of the United States Code, as determined by the Court, have been paid or shall be paid on or before the Effective Date, thereby satisfying the requirements of section 1129(a)(12) of the Bankruptcy Code.

Page #:	22
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

33.              Continuation of Retiree Benefits (11 U.S.C. § 1129(a)(13)). Section 1129(a)(13) of the Bankruptcy Code requires a plan to provide for retiree benefits at levels established pursuant to section 1114 of the Bankruptcy Code. Since the Debtor has never had any employees, the Debtor is not obligated now, nor will it become obligated in the future, to pay retiree benefits as described in section 1129(a)(13) of the Bankruptcy Code. Accordingly, section 1129(a)(13) of the Bankruptcy Code is inapplicable to the Prepackaged Plan.

34.              Domestic Support Obligations (11 U.S.C. § 1129(a)(14)). The Debtor is not required by a judicial or administrative order, or by statute, to pay a domestic support obligation. Accordingly, section 1129(a)(14) of the Bankruptcy Code is inapplicable to the Prepackaged Plan.

35.              Payment of Unsecured Claims in a Case of an Individual Debtor (11 U.S.C. § l129(a)(15)). The Debtor is not an individual, and accordingly, section 1129(a)(15) of the Bankruptcy Code is inapplicable to the Prepackaged Plan.

36.              Restrictions on the Transfers of Property of Non-Profit Entities (11 U.S.C. § 1129(a)(16)). The Debtor is a moneyed, business, or commercial corporation, and accordingly, section 1129(a)(16) of the Bankruptcy Code is inapplicable in the Chapter 11 Case.

37.               No Unfair Discrimination; Fair and Equitable (11 U.S.C. § 1129(b)). Based upon the Supporting Certification and all other evidence before the Court, the Prepackaged Plan does not discriminate unfairly and is fair and equitable with respect to the Deemed Rejecting Classes, as required by sections 1129(b)(1) and (2) of the Bankruptcy Code. Thus, the Prepackaged Plan may be confirmed notwithstanding the Debtor’s failure to satisfy section 1129(a)(8) of the Bankruptcy Code with respect to the Deemed Rejecting Clases. Upon confirmation and the occurrence of the Effective Date, the Prepackaged Plan shall be binding upon the members of the Deemed Rejecting Classes.

Page #:	23
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

(a)                                  The Plan Does Not Unfairly Discriminate Against the Deemed Rejecting Classes. The Prepackaged Plan does not unfairly discriminate against the Deemed Rejecting Classes. Therefore, the Prepackaged Plan satisfies section 1129(b)(1) of the Bankruptcy Code,

(b)                                 The Prepackaged Plan is Fair and Equitable. The Prepackaged Plan is fair and equitable with respect to Class 5 (Allowed Interests) because the Allowed Interest Holders are receiving the value of their Allowed Interests under the Prepackaged Plan. The Prepackaged Plan is fair and equitable with respect to Class 6 (Allowed Options) because no holder of an equity security interest that is junior to the Options classified in Class 6 will receive or retain under the Prepackaged Plan any property on account of such junior interest. Therefore, the Prepackaged Plan satisfies section 1129(b)(2)(C)(ii) of the Bankruptcy Code.

38.                     Only One Plan (11 U.S.C. § 1129(c)). The Prepackaged Plan is the only plan filed in the Chapter 11 Case, and accordingly, section 1129(c) of the Bankruptcy Code is inapplicable in the Chapter 11 Case.

39.                     Principal Purpose of the Prepackaged Plan (11 U.S.C. § 1129(d)). The principal purpose of the Prepackaged Plan, as evidenced by its terms and the Supporting Certification, is not the avoidance of taxes or the avoidance of the application of section 5 of the Securities Act and no governmental entity has objected to the confirmation of the Prepackaged Plan on any such grounds. The Prepackaged Plan, therefore, satisfies the requirements of section 1129(d) of the Bankruptcy Code.

Page #:	24
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

40.                 Satisfaction of Confirmation Requirements. Based upon the foregoing, the Prepackaged Plan satisfies the requirements for confirmation set forth in section 1129 of the Bankruptcy Code.

41.                 Implementation. All documents and agreements necessary to implement the Prepackaged Plan, including, without limitation the Liquidation Manager Agreement, the Promissory Note, and the Guaranty, and all other relevant and necessary documents have been negotiated in good faith and at arm’s-length and are in the best interests of the Debtor and the Estate and shall, upon completion of documentation and execution, be valid, binding, and enforceable documents and agreements not in conflict with any federal or state law.

42.                 Good Faith Solicitation (11 U.S.C. § 1125(e)). Based on the record before the Court in this Chapter 11 Case including evidence presented at the Combined Hearing, the Releasees have acted in “good faith” within the meaning of section 1125(e) of the Bankruptcy Code in compliance with the applicable provisions of the Bankruptcy Code, Bankruptcy Rules, and the Local Bankruptcy Rules governing the adequacy of disclosure in connection with all their respective activities relating to the solicitation of acceptances of the Prepackaged Plan. Releasees’ participation in the activities described in section 1125 of the Bankruptcy Code shall be deemed to have been in good faith and in compliance with the applicable provisions of the Bankruptcy Code in the offer and issuance of any securities under the Prepackaged Plan, and therefore are not, and will not be account of such offer issuance and solicitation liable at any time for the violation of any applicable law, rule, or regulation governing the solicitation of acceptances or rejections of the Prepackaged Plan or the offer and issuance of the securities under the Prepackaged Plan. Releasses are entitled to the protections afforded by section 1125(e) of the Bankruptcy Code and the exculpation and limited release provisions set forth in section 10.1 of the Prepackaged Plan.

Page #:	25
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

43.                  Rejection of Executory Contracts and Unexpired Leases. The Debtor has exercised its reasonable business judgment prior to the Combined Hearing in determining to reject each of its executory contracts and unexpired leases as set forth in Article VI of the Prepackaged Plan and this Confirmation Order. Since the Debtor is to be liquidated under the Prepackaged Plan, rejection of all executory contracts and unexpired non-residential leases is in the best interests of the Debtor and the Estate and will aid in consummation of the Prepackaged Plan. Each rejection of an executory contract or unexpired lease pursuant to this Confirmation Order and in accordance with Article VI of the Prepackaged Plan shall be legal, valid and binding upon the Debtor, the Liquidation Manager and all non-debtor parties to such an executory contract or unexpired lease.

44.                 Retention of Jurisdiction. The Court may properly, and upon the Effective Date shall, retain jurisdiction over all matters arising out of, and related to, the Chapter 11 Case including but not limited to the matters set forth in Article XI of the Prepackaged Plan, and section 1142 of the Bankruptcy Code and set forth below. Moreover, after the occurrence of the Effective Date, the Court shall retain jurisdiction over the Liquidation Manager to the extent provided under applicable law.

45.                Consequences of Not Confirming the Prepackaged Plan. The Debtor has made an uncontroverted showing of the very substantial cost, harm, risk and prejudice to the Estate and its constituents that would result if the Prepackaged Plan is not consummated.

Page #:	26
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

DECREES

NOW, THEREFORE, IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:

46.             Findings of Fact and Conclusions of Law. The above-referenced findings of fact and conclusions of law are hereby incorporated by reference as though fully set forth herein.

47.             Notice of the Combined Hearing. Notice of the Combined Hearing complied with the terms of the Scheduling Order, was appropriate and satisfactory based upon the circumstances of the Chapter 11 Case, and was in compliance with the provisions of the Bankruptcy Code, the Bankruptcy Rules, and the Local Bankruptcy Rules.

48.               Solicitation. The solicitation of votes on the Prepackaged Plan complied with the Solicitation Procedures (which are hereby approved in all respects), was appropriate and satisfactory based upon the circumstances of the Chapter 11 Case, and was in compliance with the provisions of the Bankruptcy Code, the Bankruptcy Rules, and Local Bankruptcy Rules.

49.               Ballots. The forms of Ballots annexed to the Motion are in compliance with Bankruptcy Rule 3018(c), conform to Official Form Number 14, and are approved in all respects.

Page #:	27
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

50.               The Disclosure Statement. The Disclosure Statement (a) contains adequate information of a kind generally consistent with the disclosure requirements of applicable nonbankruptcy law, including the Securities Act, (b) contains “adequate information” (as such term is defined in section 1125(a)(1) and used in section 1126(b)(2) of the Bankruptcy Code) with respect to the Debtor, the Prepackaged Plan and the transactions contemplated therein, and (c) is approved in all respects. To the extent the Debtor’s solicitation of acceptances of the Prepackaged Plan is deemed to constitute an offer of new securities, the Debtor is exempt from the registration requirements of the Securities Act (and of any equivalent state securities or “blue sky” laws) with respect to such solicitation under section 4(2) of the Securities Act and Regulation D promulgated thereunder. Section 4(2) exempts from registration under the Securities Act all “transactions by an issuer not involving any public offering.” 15 U.S.C. 77 § d(2). The Debtor has complied with the requirements of section 4(2) of the Securities Act, to the extent that the prepetition solicitation of acceptances would constitute a private placement of securities.

51.                Confirmation of the Prepackaged Plan. The Prepackaged Plan, as modified by this Confirmation Order, and each of its provisions shall be, and hereby are, CONFIRMED under section 1129 of the Bankruptcy Code. The terms of the Prepackaged Plan are incorporated by reference into and are an integral part of this Confirmation Order.

52.               The Plan Documents. The Liquidation Manager Agreement, the Promissory Note, and the Guaranty (each in substantially the form annexed to the Prepackaged Plan) (collectively, the “Plan Documents”) are authorized and approved. The Plan Documents, and any amendments, modifications, and supplements thereto, and all documents and agreements related thereto or contemplated thereby (including all exhibits and attachments thereto and documents referred to therein), and the execution, delivery and performance thereof by the Liquidation Manager and the Debtor, are authorized and approved as finalized, executed and delivered. Without further order or authorization of the Court, the Debtor, Liquidation Manager and their successors are authorized and empowered to make any and all modifications to the Plan Documents or otherwise contemplated by the Prepackaged Plan that are consistent with the Prepackaged Plan. Once finalized and executed, the Plan Documents and all other documents contemplated by the Prepackaged Plan shall constitute legal, valid, binding and authorized obligations of the respective parties thereto, enforceable in accordance with their terms. The Liquidation Manager shall file fully executed copies of the Plan Documents on the docket in the Chapter 11 Case as soon as reasonably practicable after the execution of the Plan Documents.

Page #:	28
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

53.                 Objections. All objections, responses to, and statements and comments, if any, in opposition to, the confirmation of the Prepackaged Plan, approval of the Solicitation Procedures and/or the adequacy of the Disclosure Statement, respectively, other than those withdrawn with prejudice in their entirety prior to, or on the record at, the Combined Hearing, shall be, and hereby are, overruled in their entirety for the reasons stated on the record.

54.                Provisions of Prepackaged Plan and Confirmation Order. The provisions of the Prepackaged Plan and this Confirmation Order, including the findings of fact and conclusions of law set forth herein, shall be construed in a manner consistent with each other so as to effect the purpose of each; provided, however, that if there is determined to be any inconsistency between any provision of the Prepackaged Plan and any provision of this Confirmation Order that cannot be reconciled, then, solely to the extent of such inconsistency, the provisions of the Confirmation Order shall govern and any such provision of this Confirmation Order shall control and take precedence. The provisions of this Confirmation Order are integrated with each other and are non-severable and are mutually dependent.

Page #:	29
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

55.                 Prepackaged Plan Classifications Controlling. The classification of Claims, Interests, and Options for purposes of Distributions made under the Prepackaged Plan shall be governed solely by the terms of the Prepackaged Plan. The classifications set forth on the Ballots tendered to or returned by the Creditors entitled to vote under the Prepackaged Plan (a) were set forth on the Ballots solely for purposes of voting to accept or reject the Prepackaged Plan, (b) do not necessarily represent, and in no event shall be deemed to modify or otherwise affect, the actual classification of such Claims under the Prepackaged Plan for distribution purposes, and (c) shall not be binding on the Debtor or the Liquidation Manager.

56.                 Treatment in Full Satisfaction. The treatment of Claims, Interests, and Options set forth in the Prepackaged Plan is in full and complete satisfaction of the legal, contractual and equitable rights that each Holder of a Claim, Interest, and Option may have against the Debtor, the Estate, the Liquidation Manager or their respective property, on account of such Claim, Interest, or Option.

57.                 Implementation of the Prepackaged Plan. Pursuant to section 1142(b) of the Bankruptcy Code, no action of the directors, officers, or stockholders of the Debtor shall be required to authorize the Debtor or the Liquidation Manager (a) to enter into, execute, deliver, file, adopt, amend, restate, consummate, or effectuate, as the case may be, the Prepackaged Plan and any contract, instrument, or other document to be executed, delivered, adopted or amended in connection with the implementation of the Prepackaged Plan, (b) consummate the transactions contemplated by the Prepackaged Plan, the Liquidation Manager Agreement or this Confirmation Order, or (c) to take any other action contemplated by the Prepackaged Plan, the Liquidation Manager Agreement or this Confirmation Order as may be necessary or appropriate to full effectuate the interests and purposes thereof, and all such actions hereby are or will be deemed to have taken or done with like effect as if they have been dully authorized or approved by unanimous action of the Debtor’s board of directors, officers and/or Interest Holders, as appropriate.

Page #:	30
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

58.               Vesting of Assets. Except as otherwise provided in the Prepackaged Plan or in this Confirmation Order, from and after the Effective Date, all property comprising the Estate shall revest in the Debtor, free and clear of all Liens, Claims, Interests, and Options (other than as expressly provided herein or in the Prepackaged Plan). Except as otherwise provided in the Prepackaged Plan, the Debtor, subject to the control of the Liquidation Manager, shall continue to exist on and after the Effective Date as a separate entity with all of the powers available to such an entity under applicable law, without prejudice to any right to dissolve such entity in accordance with the Prepackaged Plan and applicable law. Unless otherwise provided herein or in the Prepackaged Plan, on and after the Effective Date, the Liquidation Manager shall be authorized to wind-down the Debtor, and to use, acquire or dispose of Assets without supervision or approval by the Bankruptcy Court, and free from any restrictions of the Bankruptcy Code, the Bankruptcy Rules or the Local Bankruptcy Rules.

59.               Binding Effect of the Prepackaged Plan. On or after entry of this Confirmation Order and subject to the occurrence of the Effective Date, the provisions of the Prepackaged Plan shall be binding on the Debtor, FCMC, all Holders of Claims, Interests, and Options (irrespective of whether such Claims, Interests, or Options are Impaired under the Prepackaged Plan, or whether the Holders of such Claims, Interests, or Options have accepted, rejected, or are deemed to have accepted or rejected the Prepackaged Plan, or whether the Holders of such Claims, Interests, or Options have received a Distribution under the Prepackaged Plan), any person or entity acquiring or receiving property under the Prepackaged Plan, any party to a contract or agreement with the Debtor, any persons and entities who are subject to the limited release and exculpation contained in Article X of the Prepackaged Plan and herein, and their respective heirs, executors, administrators, trustees, affiliates, officers, directors, agents, representatives, attorneys, beneficiaries, guardians, successors and assigns, if any, of any of the foregoing.

Page #:	31
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

60.               Deadlines: The bar dates and deadlines set forth in Articles IV and VI of the Prepackaged Plan are hereby approved.

61.               Direction to Holders of Claims, Interests, and Options. All persons and entities holding Claims, Interests, and Options are hereby directed to execute, deliver, file and record any document, and take any action necessary or appropriate to implement, consummate and otherwise effect the Prepackaged Plan in accordance with its terms in all material respects, and all such persons and entities shall be bound by the terms and provisions of all documents executed and delivered by them in connection with the Prepackaged Plan.

62.               Termination of the Debtor’s Officers and Directors. As of the Effective Date, the existing officers and directors of the Debtor shall cease to serve in any such capacities. The term of the board of directors of the Debtor shall be deemed to expire and the position of each director shall terminate on the Effective Date. On and after the Effective Date, the Liquidation Manager shall be responsible for implementing the Prepackaged Plan.

Page #:	32
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

63.              Corporate Action. On the Effective Date, all actions contemplated by the Prepackaged Plan shall be deemed authorized and approved in all respects, including (i) entry into the Liquidation Manager Agreement, (ii) acceptance of the FCMC Sale Payment, (iii) acceptance of the Guaranty, (iv) acceptance of the Promissory Note, (v) distribution of the FCMC Stock to the Holders of Allowed Interests, and (vi) all other actions contemplated by the Prepackaged Plan (whether to occur before or on the Effective Date).

64.              Cancellation of the Allowed Interests. On the Effective Date, all Allowed Interests shall be canceled and extinguished, and the obligations of the Debtor thereunder and in any way related thereto shall be fully satisfied and released.

65.              Rejection of Contracts and Leases. Pursuant to Article VI of the Prepackaged Plan, except as otherwise provided herein or in the Prepackaged Plan, as of the Effective Date, the Debtor shall be deemed to have rejected each executory contract and unexpired lease to which it is a party, pursuant to sections 365 and 1123 of the Bankruptcy Code, unless such contract or lease (i) previously expired or terminated pursuant to its own terms or by agreement of the parties thereto, or (ii) is the subject of a motion to assume or reject filed by the Debtor on or before the Confirmation Date. Such contract and lease rejections are hereby approved as of the Effective Date pursuant to sections 365(b) and 1123(b) of the Bankruptcy Code and all objections, if any, are overruled.

66.              Rejection of the Debtor’s Indemnification Obligations. Pursuant to section 6.3 of the Prepackaged Plan, the obligations of the Debtor, if any, to indemnify any Person or Entity serving at any time on or prior to the Effective Date as one of its directors, officers or employees by reason of such Person’s or Entity’s service in such capacity, or as a director, officer, or employee of any other corporation or legal entity, to the extent provided in the Debtor’s constituent documents, by a written agreement with the Debtor (other than the Indemnification Agreement which is addressed by section 6.4 of the Prepackaged Plan) or the applicable law of the Debtor’s jurisdiction of incorporation or organization, shall be deemed and treated as an executory contract that is rejected by the Debtor pursuant to the Prepackaged Plan and sections 365 and 1123(b)(2) of the Bankruptcy Code as of the Effective Date; provided, however, that such rejection shall not impair any Person’s right to applicable insurance coverage or to make a claim pursuant to the Indemnification Agreement.

Page #:	33
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

67.               Rejections of the Debtor’s Obligations Under the Indemnification Agreement. Pursuant to section 6.4 of the Prepackaged Plan, subject to and effective upon the occurrence of the Effective Date, the Debtor is hereby authorized to reject the Indemnification Agreement pursuant to sections 365 and 1123(b)(2) of the Bankruptcy Code. As a result, the Debtor’s continuing obligations thereunder will cease as of the Effective Date. The rejection of the Indemnification Agreement hereunder and pursuant to section 6.4 of the Prepackaged Plan shall not affect the funds currently held by the Wilmington Trust Company (in its capacity as Trustee under the Indemnification Agreement) or the obligations of the remaining parties to the Indemnification Agreement, which shall continue until the expiration of the Indemnification Agreement by its terms or by court order.

68.               Conditions to Effective Date. The Prepackaged Plan shall not become effective unless and until the conditions set forth in section 8.2 of the Prepackaged Plan have been satisfied or waived pursuant to section 8.3 of the Prepackaged Plan.

Page #:	34
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

69.              Post-Effective Date Professional Fees. Administrative expenses incurred by the Liquidation Manager after the Effective Date, for professionals’ fees and expenses, shall not be subject to application and may be paid by the Debtor or the Liquidation Manager, as the case may be, in the ordinary course of business and without further Bankruptcy Court approval.

70.               No Discharge of the Debtor. Except as otherwise provided in the Prepackaged Plan or in this Confirmation Order, pursuant to section 1141(d)(3) of the Bankruptcy Code, on and after the Effective Date, confirmation of the Prepackaged Plan shall not discharge any Claims against the Debtor; provided, however, that no Holder of a Claim or an Interest may on account of such Claim or Interest seek to receive any payment or other treatment from, or seek recourse against the Debtor or the Liquidation Manager or their respective property, except as expressly provided in the Prepackaged Plan or in this Confirmation Order.

71.               Limited Release, Exculpation and Injunction. The limited release, exculpation and injunction provisions contained in Article X of the Prepackaged Plan are hereby approved.

72.               Non-Release of Claims of Non-Debtors against Other Non-Debtors. Nothing herein or in the Prepackaged Plan constitutes a release or discharge of any non-debtor claims against non-debtor parties, including but not limited to FCMC.

73.              Term of Injunctions or Stays. Unless otherwise provided in the Prepackaged Plan or an applicable Order of the Court, all injunctions or stays provided in the Chapter 11 Case pursuant to sections 105 or 362 of the Bankruptcy Code shall remain in full force and effect until the Effective Date. On and after the Effective Date, the injunction and exculpation provisions contained in Article X of the Prepackaged Plan shall remain in full force and effect in accordance with their terms.

74.              Preservation of Cause of Actions. Section 9.3 of the Prepackaged Plan is hereby approved.

Page #:	35
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

75.               No Personal Liability of the Liquidation Manager. The Liquidation Manager shall not have any personal liability for any of the obligations of the Debtor.

76.              Transactions with Certain Parties. The Liquidation Manager hereby is required to submit any proposed transactions between the Debtor and FCMC, its shareholders, directors, officers, and affiliated companies involving Assets to the Court for its consideration and approval. The Liquidation Manager is also hereby required to submit any proposed transactions involving parties affiliated with or related to the Liquidation Manager to the Court for its consideration and approval.

77.              Amendment or Modification of the Prepackaged Plan. Subject to section 1127 of the Bankruptcy Code and, to the extent applicable, sections 1122, 1123 and 1125 of the Bankruptcy Code, alterations, amendments or modifications of the Prepackaged Plan or the Plan Documents may be effectuated by the Plan Proponents at any time prior to the Effective Date. Holders of Claims that have accepted the Prepackaged Plan shall be deemed to have accepted the Prepackaged Plan, as altered, amended or modified, if the proposed alteration, amendment or modification does not materially and adversely change the treatment of the Claim of such Holder; provided, however, that any Holders of Claims who were deemed to accept the Prepackaged Plan because such Claims were Unimpaired shall continue to be deemed to accept the Prepackaged Plan only if, after giving effect to such amendment or modification, such Claims continue to be Unimpaired.

78.              Determination of Tax Filings and Taxes. The Liquidation Manager shall have the right to request an expedited determination of its tax liability, if any, under section 505(b) of the Bankruptcy Code with respect to any tax returns filed, or to be filed, and to take such other actions as he deems appropriate in connection with taxes.

79.              Approval of the Transfer of the FCMC Stock. The transfer of the FCMC Stock to the Holders of Allowed Interests, pursuant to section 5.1 of the Prepackaged Plan, is hereby approved. On the Effective Date, subject to the satisfaction or waiver of all conditions precedent to confirmation and the occurrence of the Effective Date set forth in Article VIII of the Prepackaged Plan, the FCMC Stock shall be transferred, pursuant to sections 363(b) and (f), 1123(a)(5)(D), and 1146 of the Bankruptcy Court, to the Holders of Allowed Interests free and clear of all liens, claims, security interests, pledges, charges, options, rights of third parties, encumbrances and interests of any kind whatsoever (collectively, the “Encumbrances”); provided, however, The Huntington National Bank, in its capacity as administrative agent under the Legacy Credit Agreement, will retain a 10% interest in such equity in connection with future monetizing transactions involving FCMC (less $4 million) (the “The Huntington National Bank Interest”).

Page #:	36
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

80.              The transfer of the FCMC Stock to the Holders of Allowed Interests will be a legal, valid and effective transfer of the FCMC Stock, and will vest the Holders of Allowed Interests with all right, title and interest of the Debtor and the Estate in the FCMC Stock free and clear of all Encumbrances other than The Huntington National Bank Interest. The Debtor is authorized to transfer the FCMC Stock to the Holders of Allowed Interests free and clear of all Encumbrances other than The Huntington National Bank Interest because one or more standards set forth in subsections (f)(1) – (f)(5) of section 365 of the Bankruptcy Code have been satisfied. Those holders of Encumbrances, if any, who did not object to the Prepackaged Plan and the relief requested therein are deemed to have consented to the transfer of the FCMC Stock to the Holders of Allowed Interests pursuant to section 363(f)(2) of the Bankruptcy Code.

81.              The consideration provided by FCMC to the Debtor for the transfer of the FCMC Stock to the Holders of Allowed Interests is fair and reasonable and constitutes reasonably equivalent value and fair consideration under the laws of the United States, any state, territory, possession, or the District of Columbia.

Page #:	37
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

82.              Exemption from Registration. The issuance of the FCMC Stock to the Holders of Allowed Interests is exempt from the registration requirements of the Securities Act and similar state statutes pursuant to section 1145 of the Bankruptcy Code.

83.              Exemption from Transfer Taxes. The transfers under the Prepackaged Plan are governed by the exemption provided in section 1146(a) of the Bankruptcy Code. Pursuant to section 1146(a) of the Bankruptcy Code, any and all transfers of property pursuant to the Prepackaged Plan (including but not limited to the transfer of the FCMC Stock to the Holders of Allowed Interests) shall not be subject to any stamp tax, document recording tax, conveyance fee, intangibles or similar tax, real estate transfer tax, mortgage recording tax or other similar tax or government assessment, and this Order shall direct the appropriate federal, state, or local governmental officials or agents to forgo the collection of any such tax or governmental assessment and to accept for filing and recordation instruments or other documents pursuant to such transfers of property without the payment of any such tax or governmental assessment.

84.              Documents and Instruments. Each federal, state, commonwealth, local, foreign, or other governmental agency is hereby authorized to accept any and all document and instruments necessary or appropriate to effectuate, implement or consummate the transactions contemplated by the Prepackaged Plan and this Confirmation Order.

Page #:	38
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

85.              Reversal/Stay/Modification/Vacatur of Confirmation Order. Except as otherwise provided in this Confirmation Order, if any or all of the provisions of this Confirmation Order are hereafter reversed, modified, vacated, or stayed by subsequent order of this Court, or any other court, such reversal, stay, modification or vacatur shall not affect the validity or enforceability of any act, obligation, indebtedness, liability, priority, or lien incurred or undertaken by the Debtor or the Liquidation Manager, as applicable, prior to the effective date of such reversal, stay, modification, or vacatur. Notwithstanding any such reversal, stay, modification, or vacatur of this Confirmation Order, any such act or obligation incurred or undertaken pursuant to, or in reliance on, this Confirmation Order prior to the effective date of such reversal, stay, modification, or vacatur shall be governed in all respects by the provisions of this Confirmation Order and the Prepackaged Plan or any amendments or modifications thereto.

86.         Retention of Jurisdiction. Pursuant to sections 105(a) and 1142 of the Bankruptcy Code, and notwithstanding the entry of this Confirmation Order or the occurrence of the Effective Date, this Court shall retain jurisdiction over all matters arising out of, and related to, the Chapter 11 Case and the Prepackaged Plan to the fullest extent permitted by law, including, but not limited to, the matters set forth in Article XI of the Prepackaged Plan.

Page #:	39
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

87.              Governing Law. Except to the extent that the Bankruptcy Code or other federal law is applicable, or to the extent an exhibit to the Prepackaged Plan provides otherwise (in which case the governing law specified therein shall be applicable to such exhibit), the rights, duties and obligations arising under the Prepackaged Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of New Jersey without giving effect to the principles of conflict of laws that would require application of the laws of another jurisdiction,

88.              Approval of Consents. This Confirmation Order shall constitute all approvals and consents required, if any, by the laws, rules and regulations of all states and any other governmental authority with respect to the implementation or consummation of the Prepackaged Plan and any documents, instruments, or agreements, and any amendments or modifications thereto, and any other acts and transactions referred to in or contemplated by the Prepackaged Plan, the Plan Documents, the Disclosure Statement, and any documents, instruments or agreements, and any amendments or modifications thereto.

89.              Notice of Entry of Confirmation Order. Pursuant to Bankruptcy Rules 2002(f)(7), 2002(k), and 3020(c), the Debtor hereby is directed to file and serve a notice of entry of the Confirmation Order in substantially the form annexed hereto as Exhibit A (the “Confirmation Notice”) on all Holders of Claims, Interests, and Options, the United States Trustee, the attorneys for the Administrative Agents for the Debtors’ secured credit facilities, all parties who have filed proofs of claim against the Debtor, the United States Trustee for the District of New Jersey, bankruptcy counsel for the Securities and Exchange Commission, the Internal Revenue Service, all parties who filed a notice of appearance or request for service of pleadings pursuant to Bankruptcy Rule 2002, and all parties who appear on the Debtor’s creditors matrix (collectively, the “Service Parties”) no later than the fifth calendar day after the date of the entry of this Confirmation Order on the Court’s docket by United States Postal Service, First-Class mail, postage prepaid. The Confirmation Notice should also be posted on the investors relations section of the Debtor’s website. The foregoing notice of entry of the Confirmation Order is adequate and appropriate under the particular circumstances of the Chapter 11 Case and no other or further notice is necessary. The form of Confirmation Notice, in substantially the form, annexed hereto as Exhibit A is hereby approved.

Page #:	40
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

90.              Notice of Occurrence of the Effective Date. The Debtor hereby is directed file and serve a notice of occurrence of the Effective Date in substantially the form annexed hereto as Exhibit B (the “Notice of Effective Date”) on the Service Parties no later than the fifth calendar day after the date of the occurrence of the Effective Date by United States Postal Service, First-Class mail, postage prepaid. The Notice of Effective Date should also be posted on the investors relations section of the Debtor’s website. The Notice of the Effective Date shall also serve as notice of the Administrative Claims Bar Date. The foregoing notice of the occurrence of the Effective Date (including but not limited to the notice of the Administrative Claims Bar Date) is adequate and appropriate under the particular circumstances of the Chapter 11 Case and no other or further notice is necessary. The form of Notice of Effective Date, in substantially the form, annexed hereto as Exhibit B is hereby approved.

Page #:	41
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

91.              Post-Effective Date Notice of Filings in the Court. Except as otherwise provided in the Prepackaged Plan and this Confirmation Order, notice of all subsequent pleadings and motions Filed in the Chapter 11 Case shall be limited to the Liquidation Manager, FCMC, the Office of the United States Trustee for the District of New Jersey, and any other non-debtor party, if any, specifically impacted by the relief sought by such pleadings or motions unless otherwise specified in an Order by the Court.

92.              Applicable Non-Bankruptcy Law. Pursuant to sections 1123(a) and 1143(a) of the Bankruptcy Code, the provisions of this Confirmation Order and the Prepackaged Plan, or any amendment or modifications thereto, shall apply and be enforceable notwithstanding any otherwise applicable non-bankruptcy law.

93.              Substantial Consummation. Pursuant to section 12.5 of the Prepackaged Plan, substantial consummation of the Prepackaged Plan under sections 1101 and 1127(b) of the Bankruptcy Code shall be deemed to occur on the Effective Date.

Page #:	42
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411 (DHS)
Caption of Order:

Findings of Fact, Conclusions of Law and Order (I) Approving the Debtor’s (A)

Disclosure Statement Pursuant to Section 1125 and 1126(b) of the Bankruptcy Code,

(B) Solicitation of Votes and Voting Procedures and (C) Forms of Ballots and (II)

Confirming the First Amended Prepackaged Plan of Reorganization of Franklin

Credit Holding Corporation

94.              Immediate Effectiveness. Notwithstanding Bankruptcy Rules 3020(e), 6004(h), 7063, 8001 or 8002 or otherwise, immediately upon the entry of this Confirmation Order, the terms of the Prepackaged Plan, the Plan Documents, and this Confirmation Order, shall be, and hereby are, immediately effective and enforceable.

95.              References to Prepackaged Plan Provisions. The failure to include, specifically describe or reference any particular provision of the Prepackaged Plan in this Confirmation Order shall have no effect on the validity, binding effect and enforceability of such provision and such provision shall have the same validity, binding effect and enforceability as every other provision of the Prepackaged Plan and shall be deemed incorporated by reference into this Confirmation Order.

96.              Final Order. This Confirmation Order is a final order and the period in which an appeal must be filed shall commence upon the entry hereof.